FundX Aggressive ETF
Schedule of Investments
December 31, 2025 (Unaudited)

INVESTMENT COMPANIES - 98.4%	Shares	Value
Aggressive Funds - 16.0%
Avantis International Small Cap Value ETF	13,968	$1,312,573
Invesco Nasdaq 100 ETF	3,695	934,539
SPDR EURO STOXX 50 ETF (a)	16,743	1,078,082
State Street SPDR S&P Kensho New Economies Composite ETF (a)	17,650	1,054,235
		4,379,429

Core Funds - 42.5%
iShares International Select Dividend ETF (a)	40,960	1,615,872
iShares MSCI EAFE Value ETF	23,659	1,689,489
iShares MSCI USA Value Factor ETF	12,142	1,660,176
Pacer Trendpilot 100 ETF	16,863	1,326,275
Schwab U.S. Large-Cap Growth ETF	75,352	2,457,982
Vanguard Growth ETF	5,985	2,919,842
		11,669,636

Sector Funds - 39.9%
ARK Next Generation Internet ETF	6,275	927,006
Global X Lithium & Battery Tech ETF	19,029	1,234,221
iShares Global Clean Energy ETF	61,265	1,006,584
iShares MSCI Mexico ETF	14,860	1,030,244
iShares MSCI South Africa ETF (a)	16,735	1,151,368
iShares MSCI South Korea ETF	12,204	1,186,473
SPDR Gold Trust (b)	4,018	1,592,373
State Street SPDR S&P Kensho Clean Power ETF	8,364	748,377
State Street SPDR S&P Semiconductor ETF (a)	3,126	1,005,322
VanEck Semiconductor ETF (a)	2,970	1,069,586
		10,951,554
TOTAL INVESTMENT COMPANIES (Cost $21,406,450)		27,000,619

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 16.6%
Mount Vernon Liquid Assets Portfolio, LLC, 3.86% (c)	4,536,332	4,536,332
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,536,332)		4,536,332

MONEY MARKET FUNDS - 2.1%
First American Government Obligations Fund - Class X, 3.67% (c)	585,341	585,341
TOTAL MONEY MARKET FUNDS (Cost $585,341)		585,341

TOTAL INVESTMENTS - 117.1% (Cost $26,528,123)		32,122,292
Liabilities in Excess of Other Assets - (17.1)%		(4,698,784)
TOTAL NET ASSETS - 100.0%		$27,423,508

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of December 31, 2025. The fair value of these securities was $4,406,832.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Investments of the FundX Aggressive ETF (the "Fund") in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s Board of Trustees (the "Board"). All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security's fair value) or when, in the judgment of the Advisor, events have rendered the market value unreliable, a security is fair valued in good faith by the Advisor under procedures approved by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2025, the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Investment Companies	$27,000,619	$–	$–	$27,000,619
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	4,536,332
Money Market Funds	585,341	–	–	585,341
Total Investments	$27,585,960	$–	$–	$32,122,292

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $4,536,332 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.